FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2004

REGENERATION TECHNOLOGIES, INC.

(Exact name of issuer as specified in its charter)

DELAWARE	0-31271	59-3466543
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11621 RESEARCH CIRCLE

ALACHUA, FLORIDA 32615

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (386) 418-8888

None

(Former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Regeneration Technologies, Inc. press release dated July 22, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 22, 2004, Regeneration Technologies, Inc. (RTI) issued a press release announcing its financial results for the second quarter ended June 30, 2004.

A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

Limitation on Incorporation By Reference

In accordance with General Instruction B.6 of Form 8-K, the information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

(All other items on this report are inapplicable.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENERATION TECHNOLOGIES, INC.

By	/s/ Thomas F. Rose
Thomas F. Rose
Vice President and Chief Financial Officer

Dated: July 22, 2004

EXHIBIT INDEX

99.1	Regeneration Technologies, Inc. press release, dated July 22, 2004.